UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 20, 2024

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock	ADVM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in a Current Report on Form 8-K filed by Adverum Biotechnologies, Inc. (the “Company”) with the Securities and Exchange Commission on June 9, 2023, the Company held its annual meeting of stockholders on June 9, 2023, at which meeting the Company’s stockholders approved a reverse stock split at a ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20 (such ratio to be determined in the sole discretion of the Company’s Board of Directors) and the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company to effectuate such reverse stock split, which approval is valid through June 9, 2024.

On March 8, 2024, the Company’s Board of Directors determined to effectuate the reverse stock split of the common stock at a 1-for-10 ratio (the “Reverse Stock Split”) and approved the filing of a Certificate of Amendment (the “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation of the Company to effect the Reverse Stock Split. On March 20, 2024, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split effective as of 12:01 a.m. Eastern time on March 21, 2024 (the “Effective Time”). At the Effective Time, every 10 shares of issued and outstanding common stock will be automatically combined into one issued share of common stock, without any change in the par value per share. The total number of authorized shares of common stock will remain at 300,000,000, notwithstanding the Reverse Stock Split. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders otherwise entitled to receive a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional share.

Additionally, on March 20, 2024, the Company filed a Restated Certificate of Incorporation of the Company (the “Restated Certificate”) with the Secretary of State of the State of Delaware, which restates and integrates but does not further amend the Company’s Certificate of Incorporation, as then amended. The Restated Certificate will become effective at 12:02 a.m. Eastern time on March 21, 2024.

Copies of the Certificate of Amendment and Restated Certificate are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Adverum Biotechnologies, Inc., effecting Reverse Stock Split at 12:01 a.m. Eastern time on March 21, 2024.

3.2	Restated Certificate of Incorporation of Adverum Biotechnologies, Inc., to be effective at 12:02 a.m. Eastern time on March 21, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adverum Biotechnologies, Inc.

Dated: March 20, 2024	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer